SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                               February 14, 1997
           -----------------------------------------------------
                                Date of Report

                          Forestry International, Inc.
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                  Colorado
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                 (State or other jurisdiction of incorporation)

           0-023310	                                   84-1116284
           ------------------------------------------------------
          (Commission File Number)				   	(IRS Employer ID Number)

          3573 East Sunrise Drive, Suite 225, Tucson, Arizona 85718
          ---------------------------------------------------------
         (Address of principal executive offices including zip code)

                                Not Applicable
          ---------------------------------------------------------
               (Former address, if changed since last report)



Item 1.  Changes in Control of Registrant

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable

Item 3.  Bankruptcy or Receivership.

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5.  Other Events.

         On February 13, 1997, the Board of Directors of the registrant elected and resolved to change the fiscal year end of the registrant from March 31 to December 31. The change will be reflected on the Form 10-KSB transition report for the year ended December 31, 1996.

Item 6.  Resignation of Registrant's Directors.

         Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not Applicable

==============================================================================

                                SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FORESTRY INTERNATIONAL, INC.
                                      (Registrants)



                                      By:/s/David L. Shorey
DATED:  February 14, 1997             -------------------------------
                                      David L. Shorey, Chairman & CEO